EXHIBIT 99.2

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                    9/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------             ----------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                                9/20/00
---------------------------------------             ----------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE            MONTH              MONTH              MONTH
                                                                         ---------------------------------------------------------
ASSETS                                                      AMOUNT               JULY, 2000       AUGUST, 2000
----------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                         $16,904            $19,828            $19,828
----------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                                $16,904            $19,828            $19,828                 $0
----------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                             $29,303,045        $13,873,703        $13,717,956
----------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                              $1,508,508         $1,104,619         $1,206,572
----------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                               $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                       $2,294,717        $16,173,464        $23,550,426
----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                  $111,256,463       ($34,118,803)      ($34,447,938)
----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                                 $144,379,636        ($2,947,189)        $4,046,844                 $0
----------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                          $166,772,560       $212,648,602       $214,529,654
----------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                         $0        $45,203,789        $47,984,317
----------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                            $166,772,560       $167,444,813       $166,545,337                 $0
----------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                     $0         $4,183,185         $4,246,413
----------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                            $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                         $311,152,196       $168,680,809       $174,838,594                 $0
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                          $6,738,112         $9,826,308
----------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                $97,855           $133,084
----------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                     $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                      $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                      $10,146,991        $12,836,289
----------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                              $16,982,958        $22,795,681                 $0
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                             $31,900,000        $31,900,000
----------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                          $2,177,962                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                       $184,252,878        $22,945,688        $31,653,125
----------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                            $0        $27,430,548        $20,047,980
----------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                        $186,430,840        $82,276,236        $83,601,105                 $0
----------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                    $186,430,840        $99,259,194       $106,396,786                 $0
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                               $69,645,449        $69,645,449
----------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                           ($223,834)       ($1,203,641)
----------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                                              $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                                   $0        $69,421,615        $68,441,808                 $0
----------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                       $186,430,840       $168,680,809       $174,838,594                 $0
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
                                                           MONTH             MONTH             MONTH
                                                     -----------------------------------------------------     QUARTER
REVENUES                                                    JULY, 2000       AUGUST, 2000                       TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                     $15,478,531        $17,080,444                       $32,558,975
----------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                                   $0                                                   $0
----------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                        $15,478,531        $17,080,444              $0       $32,558,975
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                                    $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                                $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                             $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                                    $0                 $0              $0                $0
----------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                       $15,478,531        $17,080,444              $0       $32,558,975
----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                           $31,250            $39,583                           $70,833
----------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                         $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                            $1,159,341         $1,329,344                        $2,488,685
----------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                        $2,969,654         $2,909,257                        $5,878,911
----------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                $11,709,977        $13,983,496                       $25,693,473
----------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                           $15,870,222        $18,261,680              $0       $34,131,902
----------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                     ($391,691)       ($1,181,236)             $0       ($1,572,927)
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                      ($12,710)                $0                          ($12,710)
----------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                           $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                      $464,387           $438,587                          $902,974
----------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                                    $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                           $13,188            $13,188                           $26,376
----------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                         $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                           $464,865           $451,775              $0          $916,640
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                           $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                        ($250)                $0                             ($250)
----------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                         $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                            ($250)                $0              $0             ($250)
----------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                           ($342,523)         ($653,205)                        ($995,728)
----------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                    ($513,783)         ($979,806)             $0       ($1,493,589)
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           MONTH             MONTH             MONTH
CASH RECEIPTS AND                                    -----------------------------------------------------     QUARTER
DISBURSEMENTS                                               JULY, 2000       AUGUST, 2000                       TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                $20,429            $19,828         $19,828           $20,429
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                    $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                   $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                         $15,410,798        $13,795,281                       $29,206,079
----------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                             $15,410,798        $13,795,281              $0       $29,206,079
----------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH  LIST)                               $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)                                ($15,411,399)      ($13,795,281)                     ($29,206,680)
----------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                        ($15,411,399)      ($13,795,281)             $0      ($29,206,680)
----------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                             ($601)                $0              $0             ($601)
----------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                     $19,828            $19,828         $19,828           $19,828
----------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                                        $0
----------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                                                 $0
----------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                                      $0
----------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                                                              $0
----------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                                          $0
----------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                                          $0
----------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                                                $0
----------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                                   $0
----------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                                             $0
----------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                                      $0
----------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                                              $0
----------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                                           $0
----------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                                        $0
----------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                                                $0
----------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                 $0                 $0              $0                $0
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                             $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                             $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                           $0                 $0                                $0
----------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                                 $0                 $0              $0                $0
----------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                           $0                 $0              $0                $0
----------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                              ($601)                $0              $0             ($601)
----------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                      $19,828            $19,828         $19,828           $19,828
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-4
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH            MONTH           MONTH
                                                           SCHEDULE      --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                   AMOUNT              JULY, 2000    AUGUST, 2000
---------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                  $27,808,237       $10,277,439     $10,026,085
---------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                    $648,873          $293,233         $33,394
---------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                    $923,454        $1,739,857         ($4,864)
---------------------------------------------------------------------------------------------------------------------------
4.     91+                                                      ($77,519)         $403,210      $1,173,445
---------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                             $29,303,045       $12,713,739     $11,228,060              $0
---------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
---------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                             $29,303,045       $12,713,739     $11,228,060              $0
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                            MONTH: AUGUST, 2000
---------------------------------------------------------------------------------------------------------------------------
                                            0-30             31-60             61-90             91+
TAXES PAYABLE                               DAYS             DAYS              DAYS             DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                      $0                $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
2.     STATE                                  $133,084                $0                $0              $0        $133,084
---------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                          $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                            $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
5.     TOTAL  TAXES  PAYABLE                  $133,084                $0                $0              $0        $133,084
---------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS  PAYABLE                    $2,440,125        $3,167,905        $3,284,409        $933,869      $9,826,308
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                        MONTH: AUGUST, 2000
---------------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING          AMOUNT                           ENDING
                                                              TAX          WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                   LIABILITY*        0R ACCRUED          PAID          LIABILITY
---------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                                  $0          $934,284        $934,284              $0
---------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                                $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                                $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                                   $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                         $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                            $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                            $0          $934,284        $934,284              $0
---------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                                    $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                          $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                    $97,855           $35,229                        $133,084
---------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                                   $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                                  $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                              $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                            $0                                                $0
---------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                       $97,855           $35,229              $0        $133,084
---------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                               $97,855          $969,513        $934,284        $133,084
---------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-5
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: AUGUST, 2000
                                                            ------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS                          Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                               Bank One
---------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                    100130152                                          TOTAL
---------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):               Operating Account
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0                                              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                                              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0                                              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                                              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                       PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $19,828
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $19,828
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

                                                        MONTH: AUGUST, 2000

----------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                   INSIDERS
--------------------------------------------------------------------------------
                                  TYPE OF            AMOUNT         TOTAL PAID
          NAME                    PAYMENT             PAID           TO DATE
--------------------------------------------------------------------------------
1.   Clark Stevens                 Salary              $14,583          $58,333
--------------------------------------------------------------------------------
2.   Donny Scott                   Salary               $8,333          $33,333
--------------------------------------------------------------------------------
3.   Susan Hawley                  Salary              $16,667          $41,667
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                       $39,584         $133,334
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                                            TOTAL
                                      ORDER AUTHORIZING         AMOUNT           AMOUNT         TOTAL PAID      INCURRED
                   NAME                    PAYMENT             APPROVED           PAID           TO DATE       & UNPAID *
---------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                    $0               $0               $0           $0
---------------------------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                              SCHEDULED         AMOUNTS
                                                               MONTHLY            PAID            TOTAL
                                                               PAYMENTS          DURING           UNPAID
                     NAME OF CREDITOR                            DUE             MONTH         POSTPETITION
--------------------------------------------------------------------------------------------------------------
1.   PEGASUS                                                       $286,256         $286,256               $0
--------------------------------------------------------------------------------------------------------------
2.   REPUBLIC                                                       $72,756          $72,756               $0
--------------------------------------------------------------------------------------------------------------
3.   WREN                                                           $25,000          $25,000               $0
--------------------------------------------------------------------------------------------------------------
4.   WELLS FARGO                                                         $0               $0               $0
--------------------------------------------------------------------------------------------------------------
5.   SEE ATTACHED                                                $1,621,863       $1,621,863               $0
--------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                       $2,005,875       $2,005,875               $0
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL  BASIS-7
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

                                                        MONTH: AUGUST, 2000
                                                               -----------------

-----------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                         X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                           X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                    X
      LOANS) DUE FROM RELATED PARTIES?
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                   X
      THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                         X
      DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                       X
      PAST DUE?
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                           X
      DELINQUENT?
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                          X
      REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
-----------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                      X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASENAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                             AUGUST, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $(34,447,938)Reported
                                              -----------------------
        Intercompany Receivables                         (38,580,107)
        Deposits - State Street Bank (TA Air)              3,534,695
        Deposits - Landing & Parking                          25,000
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      278,709
        Intangible - Mather                                  115,917
                                              -----------------------
                                                         (34,447,938)Detail
                                              -----------------------
                                                                -    Difference


14.  OTHER (ATTACH LIST)                                 $ 4,246,413 Reported
                                              -----------------------
        Deposits - Aircraft Leases                         2,940,816
        Intangible - ATAZ STC                              1,305,597
                                              -----------------------
                                                           4,246,413 Detail
                                              -----------------------
                                                                -    Difference

22.  OTHER (ATTACH LIST)                                $ 12,836,289 Reported
                                              -----------------------
        Accrued A/P                                        2,224,074
        Deposit held for ATAZ sale                           150,000
        Accrued Salaries & Wages                           1,074,246
        Accrued 401K & Misc PR Deductions                    140,165
        Accrued PR Taxes (FICA)                               80,310
        Accrued Fuel Exp                                   8,117,811
        Accrued Interest                                     659,266
        Accrued Maintenance Reserves                       1,194,320
        Accrued Fed Income Tax (Post)                       (803,903)
                                              -----------------------
                                                          12,836,289 Detail
                                              -----------------------
                                                                -    Difference


27.  OTHER (ATTACH LIST)                                $ 20,047,980 Reported
                                              -----------------------
        Accrued A/P                                        5,241,427
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    584
        FINOVA Equip Accrued                                 389,094
        Pegasus Lease Incentive                              817,000
                                              -----------------------
                                                          20,047,980 Detail
                                              -----------------------
                                                                -    Difference

CASENAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                             AUGUST, 2000

ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $13,983,496 Reported
                                              -----------------------
        Aircraft Expense                                   2,604,768
        Maintenance                                        4,663,844
        Fuel                                                 784,885
        Ops Wages-Flight                                   2,198,772
        Ops Wages-Grnd                                       810,672
        Ground Handling                                      983,747
        Other Operating Exp                                1,936,808
                                              -----------------------
                                                          13,983,496 Detail
                                              -----------------------
                                                                -    Difference

16.  NON OPERATING INCOME (ATT. LIST)                             $0 Reported
                                              -----------------------
        Interest Income                                         -    Detail
                                              -----------------------
                                                                -    Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (13,795,281)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps               (13,795,281)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                           -    Difference
                                              -----------------------